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                                                                    EXHIBIT 99.1

                        CERTIFICATION OF PERIODIC REPORT


        I, Stephen D. Rubin, the chief executive officer of Vita Food Products, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to the best of my knowledge:

(1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended September 30, 2002 (the "Report") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Company.



Dated: November 14, 2002            By:      /s/  Stephen D. Rubin
                                       -----------------------------------------
                                                  Stephen D. Rubin
                                                     President


                        CERTIFICATION OF PERIODIC REPORT

I, Clifford K. Bolen, the chief financial officer of Vita Food Products, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to the best of my knowledge:

(1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended September 30, 2002 (the "Report") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Company.



Date: November 14, 2002             By:       /s/  Clifford K. Bolen
                                       -----------------------------------------
                                                   Clifford K. Bolen
                                         Vice President; Chief Financial Officer